EQ Advisors TrustSM

EQ/Money Market Portfolio
EQ/AB Dynamic Aggressive Growth Portfolio
EQ/ClearBridge Select Equity Managed Volatility Portfolio
EQ/Emerging Markets Equity PLUS Portfolio
EQ/Goldman Sachs Growth Allocation Portfolio
EQ/Goldman Sachs Moderate Growth Allocation Portfolio
EQ/Invesco Moderate Allocation Portfolio
EQ/Invesco Moderate Growth Allocation Portfolio
Multimanager Aggressive Equity Portfolio

SUPPLEMENT DATED NOVEMBER 22, 2023 TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2023, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus and Prospectus of EQ Advisors Trust (“Trust”) dated May 1, 2023, as supplemented. You should read this Supplement in conjunction with the Summary Prospectus and Prospectus and retain it for future reference. You may view, print, and download these documents, free of charge, at the Trust’s website at www.equitable-funds.com.

With respect to the EQ/Money Market Portfolio, the section of the Summary Prospectus and Prospectus entitled “INVESTMENTS, RISKS, AND PERFORMANCE — Principal Investment Strategy” is amended by replacing the second and third sentences of the last paragraph with the following sentences:

“Government money market funds” are exempt from rules that require money market funds to impose a fee on fund redemptions (liquidity fee). While the Portfolio’s Board of Trustees may elect to impose a discretionary liquidity fee upon the redemption of Portfolio shares in the future, the Board of Trustees has not elected to do so at this time.

With respect to the EQ/Money Market Portfolio, the section of the Summary Prospectus and Prospectus entitled “INVESTMENTS, RISKS, AND PERFORMANCE — Principal Risks” is amended by replacing the first paragraph with the following paragraph:

You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s investment adviser and its affiliates are not required to reimburse the Portfolio for losses, and you should not expect that the investment adviser or its affiliates will provide financial support to the Portfolio at any time, including during periods of market stress.

With respect to the EQ/AB Dynamic Aggressive Growth Portfolio, EQ/ClearBridge Select Equity Managed Volatility Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/Goldman Sachs Growth Allocation Portfolio, EQ/Goldman Sachs Moderate Growth Allocation Portfolio, EQ/Invesco Moderate Allocation Portfolio, EQ/Invesco Moderate Growth Allocation Portfolio, and Multimanager Aggressive Equity Portfolio, the section of the Summary Prospectus and Prospectus entitled “INVESTMENTS, RISKS, AND PERFORMANCE — Principal Risks” is amended by replacing the last sentence of the second paragraph of the risk factor entitled “Cash Management Risk” with the following sentence:

An institutional money market fund is permitted to impose a liquidity fee upon the redemption of fund shares and, effective October 2, 2024, generally will be required to impose a liquidity fee when the fund experiences daily net redemptions of fund shares that exceed certain levels.

The section of the Prospectus entitled “More information on strategies, risks, benchmarks and underlying ETFs” is amended by replacing the last sentence of the second paragraph of the risk factor entitled “Money Market Risk” with the following sentence:

An institutional money market fund is permitted to impose a liquidity fee upon the redemption of fund shares and, effective October 2, 2024, generally will be required to impose a liquidity fee when the fund experiences daily net redemptions of fund shares that exceed certain levels.